SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 8, 2017

REJUVEL BIO-SCIENCES, INC.

(Exact name of Company as specified in its charter)

Florida	0-53698	27-1116025
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
15800 Pines Blvd. Suite 3116 Pembroke Pines, Florida 33027
(Address of principal executive offices)
(800) 670-0448
(Company’s Telephone Number) _________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

Rejuvel Bio Sciences, Inc. is referred to herein as “our”, “we” or “us”.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On February 8, 2017, Joseph Pavlik was appointed as our Chief Executive Officer/Director reportable under Item 404(a) of Regulation S-K.

On February 8, 2017, Matthew Cohen was appointed as our Chief Financial Officer/Director.

Joseph Pavlik

Joseph Pavlik, age 43 has over 20 years of professional experience in the nutraceutical, dietary supplement and performance nutrition industry.  As an author, product development specialist and nutritional scientist, he’s contributed multiple product innovations to several health and wellness categories including anti-aging, energy, cognitive enhancement, weight loss, sports performance and recovery.

For over a decade Mr. Pavlik has assisted numerous companies in multiple capacities in the health and fitness industry as a chief consultant, product formulator, copywriter and advisor.  From January of 2004-December 2005 Mr. Pavlik served as National Sales Manager for Sylvester Stallone’s Instone Nutrition Company located in Irvine, California, where he influenced research and product development.  From January 2006 to December 2009, Mr. Pavlik served as Senior Vice President of Sales and Marketing for Spectrum Group Inc. located Beverly Hills, California, where he led new product development, marketing, sales and global distribution.

Since January 2010 to date Mr. Pavlik has served as CEO and President of The Flexus Group, a private consulting firm he founded in Fort Lauderdale, Florida.   Mr. Pavlik received a B.A. in Business Administration from Baldwin Wallace College, in Berea, Ohio in 1997 and studied Exercise Physiology at Kent State in Kent, Ohio until 2003.

Matthew Cohen

Matthew Cohen, age 58, has served in a number of From March 2009 to July 2012, Matthew Cohen was the Chief Financial Officer of Latitude Solutions, Inc. (“Latitude”), a Nevada firm located in Dallas Texas.  He also was Latitude’s Director from April 2010 to July 2012.  From July 2008 to June 2009, Matthew Cohen was the Chief Financial Officer of Cavit Sciences, a publicly traded company.  From July 2004 to June 2006, he was the Chief Executive Officer/Chief Financial Officer/Director of Genio Group, Inc., a publicly traded company. Mathew Cohen also served as the Chief Financial Officer for several companies across a variety of industries, including: (a)  Sea Aerosupport, Inc., a company in the business of air/sea support (June 2004 to July 2006); (b) Life Imaging Corporation, a diagnostics services provider (September 2002 to December 2003); (c) Interactive Technologies.com, Ltd., a publicly traded benefit and services company (1999-2002), where he continues today as a member of its board of directors; (d) Kerr Utility, Inc. (2013 to 2015); and (e) Earth Science Tech, Inc., a hemp sciences company (2015) where he also was acting Chief Executive Officer (May 2015 to November 2015) . Mr. Cohen received a B.B.A. degree in Accounting from New Paltz State University, New York in 1980. Mr. Cohen was CFO for Kerr Utility, Inc. from 2013 to early 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rejuvel Bio-Sciences, Inc. Date: February 28, 2016 By: /s/ Charles J. Scimeca Charles J. Scimeca President